Exhibit 99.1

FOR IMMEDIATE RELEASE

Bank of Hawaii Corporation First Quarter 2007 Financial Results

•                  Diluted Earnings Per Share $0.94

•                  Net Income $47.3 Million

•                  Board of Directors Declares Dividend of $0.41 Per Share

HONOLULU, HI (April 23, 2007) — Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per share of $0.94 for the first quarter of 2007, an increase of $0.07 or 8.1 percent from diluted earnings per share of $0.87 in the same quarter last year.  Net income for the first quarter of 2007 was $47.3 million, up $2.0 million or 4.4 percent from net income of $45.4 million in the first quarter of 2006.  Total revenue during the first quarter of 2007 increased 2.8 percent while total noninterest expense increased 1.6 percent compared with the same quarter last year, resulting in positive operating leverage of 4.1 percent.

The return on average assets for the first quarter of 2007 was 1.83 percent, up from 1.82 percent during the same quarter last year.  The return on average equity for the first quarter was 27.00 percent, up from 26.13 percent during the first quarter of 2006.  The efficiency ratio for the first quarter of 2007 improved to 51.62 percent compared to 52.22 percent in the same quarter last year.

“Bank of Hawaii Corporation began 2007 with solid financial performance,” said Allan R. Landon, Chairman and CEO.  “We increased noninterest revenue and controlled our core expenses which helped to offset continued margin pressure.  Our average loans and deposits grew during the quarter, overall credit quality remained stable and the Hawaii economy continued to be solid.”

Financial Highlights

The net interest margin for the first quarter of 2007 was 4.07 percent, down from 4.41 percent in the first quarter of 2006 largely due to the continued effects of the inverted yield curve and shifts in the funding mix.  Net interest income, on a taxable equivalent basis, for the first quarter of 2007 was $98.4 million, down $4.0 million from $102.4 million in the first quarter of 2006.  Analyses of the changes in net interest income are included in Tables 6a and 6b.

- more -

130 Merchant Street  •  PO Box 2900  •  Honolulu HI 96846-6000  •  Fax 808-537-8440  •  Website www.boh.com

Bank of Hawaii Corporation First Quarter 2007 Financial Results

Results for the first quarter of 2007 included a provision for credit losses of $2.6 million, which equaled net charge-offs during the quarter, as compared to $2.8 million during the same quarter last year.

Noninterest income was $61.0 million for the first quarter of 2007, an increase of $8.4 million or 16.0 percent compared to noninterest income of $52.6 million in the same quarter last year.  Noninterest income grew in every category during the first quarter of 2007 compared to the previous year.  The increase in other income was largely due to a gain of $2.2 million on the disposal of leased equipment.

Noninterest expense was $82.1 million in the first quarter of 2007, an increase of $1.3 million from noninterest expense of $80.8 million in the same quarter last year.  The increase in noninterest expense was largely due to a recovery of legal fees recorded in the first quarter of 2006.  An analysis of salaries and benefit expenses is included in Table 7.

The 36.33 percent effective tax rate for the first quarter of 2007 increased slightly from the first quarter of 2006 effective tax rate of 36.30 percent.

The Company’s business segments are defined as Retail Banking, Commercial Banking, Investment Services Group, and Treasury and Other Corporate.  Results are determined based on the Company’s internal financial management reporting process and organizational structure. Business segment performance details are summarized in Table 11.

Asset Quality

The Company’s overall asset quality remained stable during the first quarter of 2007.  Non-performing assets were $5.8 million at the end of the first quarter of 2007, down $0.1 million compared to $5.9 million at the end of the same quarter last year.  The ratio of non-performing assets to total loans, foreclosed real estate, and other investments at March 31, 2007 was 0.09 percent, unchanged from March 31, 2006.  Non-accrual loans and leases were $5.4 million at March 31, 2007, up $0.1 million from $5.3 million at March 31, 2006 due to a slight increase in the indirect auto loan portfolio.  Non-accrual loans and leases as a percentage of total loans and leases at March 31, 2007 were 0.08 percent, which was unchanged from March 31, 2006.  Additional information on non-performing assets is included in Table 9.

Net charge-offs during the first quarter of 2007 were $2.6 million or 0.16 percent annualized of total average loans and leases compared to $2.8 million or 0.18 percent annualized of total average loans and leases during the same quarter last year.  First quarter 2007 charge-offs of $6.6 million were partially offset by recoveries of $4.0 million, including the partial recovery of $2.1 million on an aircraft lease which was charged off during the third quarter of 2005.

The allowance for loan and lease losses was $91.0 million at March 31, 2007, down $0.1 million from $91.1 million at March 31, 2006.  The ratio of the allowance for loan and lease losses to total loans was 1.40 percent at March 31, 2007, down from 1.46 percent at March 31, 2006.  The reserve for unfunded commitments at March 31, 2007 was $5.2 million, up from $5.1 million at March 31, 2006.  Details of charge-offs, recoveries and the components of the total reserve for credit losses are summarized in Table 10.

Loan and lease portfolio balances, including credit exposure to the air transportation industry are summarized in Table 8.

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Bank of Hawaii Corporation First Quarter 2007 Financial Results

Other Financial Highlights

Total assets were $10.49 billion at March 31, 2007, down $36 million from total assets of $10.53 billion at March 31, 2006.  The decrease in assets compared to the prior year was largely due to a reduction in funds sold.

Total loans and leases were $6.51 billion at March 31, 2007, up $261 million or 4.2 percent compared to total loans and leases of $6.25 billion at March 31, 2006.  Average loans and leases were $6.56 billion during the first quarter of 2007, an increase of $380 million or 6.2 percent from average loans and leases of $6.18 billion during the first quarter of 2006.   Commercial loan balances were $2.36 billion at March 31, 2007, up $189 million or 8.7 percent from commercial loans of $2.17 billion at March 31, 2006.  Commercial lease financing balances were reduced by $43 million related to the Company’s adoption of new accounting guidance on January 1, 2007.  Commercial loan originations during the quarter were offset by pay-offs of certain bridge and short-term loan fundings originated during the fourth quarter of 2006 and by the Company’s decision to exit certain commercial credits.  Total consumer loans were $4.15 billion at March 31, 2007, up $72 million or 1.8 percent from consumer loans of $4.07 billion at March 31, 2006.

 Total deposits at March 31, 2007 were $7.95 billion, down $194 million from total deposits of $8.15 billion at March 31, 2006 due to a reduction in public funds and “due from” balances that offset growth in commercial deposits.  Consumer deposit balances remained stable during the quarter.  Average deposits increased to $7.92 billion, up $179 million or 2.3 percent compared to average deposits of $7.74 billion during the first quarter of 2006.

During the first quarter of 2007, Bank of Hawaii Corporation repurchased 363 thousand shares of common stock at a total cost of $19.0 million under its share repurchase program.  The average cost was $52.52 per share repurchased.  From the beginning of the repurchase program in July 2001 through March 31, 2007, the Company repurchased 42.8 million shares and returned $1.48 billion to the shareholders at an average cost of $34.50 per share.  From April 1, 2007 through April 20, 2007, the Company repurchased an additional 70 thousand shares of common stock at an average cost of $52.81 per share.  Remaining buyback authority under the share repurchase program was $68.6 million at April 20, 2007.

At March 31, 2007, the Tier 1 leverage ratio was 6.80 percent compared to 7.19 percent at March 31, 2006.  The lower capital levels resulted from first quarter accounting adjustments related to the adoption of three new accounting standards.

The Company’s Board of Directors has declared a quarterly cash dividend of $0.41 per share on the Company’s outstanding shares.  The dividend will be payable on June 14, 2007 to shareholders of record at the close of business on May 31, 2007.

Conference Call Information

The Company will review its first quarter 2007 financial results today at 8:00 a.m. Hawaii Time (2:00 p.m. Eastern Time).  The presentation will be accessible via teleconference and via the Investor Relations link of Bank of Hawaii Corporation’s web site, www.boh.com.  The conference call number is (866) 277-1182 in the United States or (617) 597-5359 for international callers.  No pass code is required to access the call.  A replay will be available for one week beginning Monday, April 23, 2007 by calling (888) 286-8010 in the United States or (617) 801-6888 for international callers and entering the number 74272153 when prompted.  A replay will also be available via the Investor Relations link of the Company’s web site.

3

Bank of Hawaii Corporation First Quarter 2007 Financial Results

Forward-Looking Statements

This news release contains, and other statements made by the Company in connection with this earnings release may contain, forward-looking statements concerning, among other things, the Company’s business outlook, the economic and business environment in our service areas and elsewhere, credit quality and other financial and business matters in future periods.  Our forward-looking statements are based on numerous assumptions, any of which could prove to be inaccurate and actual results may differ materially from those projected for a variety of reasons, including, but not limited to: 1) general economic conditions are less favorable than expected; 2) competitive pressure among financial services and products; 3) the impact of legislation and the regulatory environment; 4) fiscal and monetary policies of the markets in which the Company serves; 5) changes in accounting standards; 6) changes in tax laws or regulations or the interpretation of such laws and regulations; 7) changes in the Company’s credit quality or risk profile that may increase or decrease the required level of reserve for credit losses; 8) changes in market interest rates that may affect the Company’s credit markets and ability to maintain its net interest margin; 9) unpredictable costs and other consequences of legal or regulatory matters; 10) changes to the amount and timing of proposed equity repurchases; and 11) geopolitical risk, military or terrorist activity, natural disaster, adverse weather, public health and other conditions impacting the Company and its customers’ operations.

For further discussion of these and other risks and uncertainties that could cause actual results to differ materially from such forward-looking statements, please refer to the risk factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2006, and subsequent periodic and current reports, filed with the U.S. Securities and Exchange Commission.  Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted” and similar expressions are intended to identify forward-looking statements but are not exclusive means of identifying such statements.  The Company does not undertake an obligation to update forward-looking statements to reflect later events or circumstances.

Bank of Hawaii Corporation is a bank holding company providing a broad range of financial products and services to customers in Hawaii and the Pacific Islands (Guam, nearby islands and American Samoa).  The Company’s principal subsidiary, Bank of Hawaii, was founded in 1897 and is the largest independent financial institution in Hawaii.  For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

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4

Bank of Hawaii Corporation and Subsidiaries
Highlights (Unaudited)	Table 1

	Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands, except per share amounts)	2007	2006	2006 (1)

For the Period:
Net Interest Income	$98,137	$100,205	$102,202
Net Income	47,335	50,913	45,350
Basic Earnings Per Share	0.96	1.03	0.89
Diluted Earnings Per Share	0.94	1.01	0.87
Dividends Declared Per Share	0.41	0.41	0.37

Net Income to Average Total Assets	1.83%	1.94%	1.82%
Net Income to Average Shareholders’ Equity	27.00	28.56	26.13
Net Interest Margin (2)	4.07	4.15	4.41
Operating Leverage (3)		6.72	4.08
Efficiency Ratio (4)	51.62	53.08	52.22

Average Assets	$10,481,773	$10,391,402	$10,091,665
Average Loans and Leases	6,561,848	6,501,868	6,181,732
Average Deposits	7,921,463	7,721,584	7,742,623
Average Shareholders’ Equity	711,118	707,149	703,856
Average Shareholders’ Equity to Average Assets	6.78%	6.81%	6.97%

Market Price Per Share of Common Stock:
Closing	$53.03	$53.95	$53.31
High	54.81	54.59	55.15
Low	50.11	47.54	51.40

	March 31,	December 31,	March 31,
	2007	2006 (1)	2006
At Period End:
Net Loans and Leases	$6,416,154	$6,532,169	$6,155,061
Total Assets	10,491,957	10,571,815	10,528,049
Total Deposits	7,952,937	8,023,394	8,147,101
Long-Term Debt	260,308	260,288	242,730
Total Shareholders’ Equity	711,031	719,420	681,078

Allowance to Loans and Leases Outstanding	1.40%	1.37%	1.46%
Dividend Payout Ratio (5)	42.71	39.81	41.57
Leverage Ratio	6.80	7.06	7.19

Book Value Per Common Share	$14.32	$14.45	$13.36

Full-Time Equivalent Employees	2,578	2,586	2,561
Branches and Offices	84	86	85

(1)	Certain prior period information has been reclassified to conform to current presentation.

(2)	The net interest margin is defined as net interest income, on a fully-taxable equivalent basis, as a percentage of average earning assets.

(3)

The operating leverage is defined as the percentage change in income before provision for credit losses and provision for income taxes and is presented in the quarter over which the percentage change is calculated.

(4)	The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).

(5)	Dividend payout ratio is defined as dividends declared per share divided by basic earnings per share for the quarter.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)	Table 2

	Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands, except per share amounts)	2007	2006	2006
Interest Income
Interest and Fees on Loans and Leases	$110,298	$111,649	$99,371
Income on Investment Securities
Trading	1,618	—	—
Available-for-Sale	30,961	32,807	30,835
Held-to-Maturity	4,052	4,282	4,757
Deposits	58	63	43
Funds Sold	1,058	406	125
Other	333	333	272
Total Interest Income	148,378	149,540	135,403
Interest Expense
Deposits	33,375	30,924	19,633
Securities Sold Under Agreements to Repurchase	11,886	12,538	7,890
Funds Purchased	923	1,689	1,893
Short-Term Borrowings	87	106	57
Long-Term Debt	3,970	4,078	3,728
Total Interest Expense	50,241	49,335	33,201
Net Interest Income	98,137	100,205	102,202
Provision for Credit Losses	2,631	3,143	2,761
Net Interest Income After Provision for Credit Losses	95,506	97,062	99,441
Noninterest Income
Trust and Asset Management	15,833	14,949	14,848
Mortgage Banking	3,371	2,612	2,987
Service Charges on Deposit Accounts	10,967	11,206	10,132
Fees, Exchange, and Other Service Charges	16,061	15,775	14,767
Investment Securities Gains, Net	16	153	—
Insurance	6,215	3,965	5,019
Other	8,497	4,856	4,819
Total Noninterest Income	60,960	53,516	52,572
Noninterest Expense
Salaries and Benefits	45,406	42,727	45,786
Net Occupancy	9,811	9,959	9,643
Net Equipment	4,787	5,012	5,028
Professional Fees	2,543	1,189	438
Other	19,576	22,710	19,923
Total Noninterest Expense	82,123	81,597	80,818
Income Before Provision for Income Taxes	74,343	68,981	71,195
Provision for Income Taxes	27,008	18,068	25,845
Net Income	$47,335	$50,913	$45,350
Basic Earnings Per Share	$0.96	$1.03	$0.89
Diluted Earnings Per Share	$0.94	$1.01	$0.87
Dividends Declared Per Share	$0.41	$0.41	$0.37
Basic Weighted Average Shares	49,427,810	49,493,213	50,813,676
Diluted Weighted Average Shares	50,263,296	50,378,519	52,135,386

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Condition (Unaudited)	Table 3

	March 31,	December 31,	March 31,
(dollars in thousands)	2007	2006	2006
Assets
Interest-Bearing Deposits	$5,594	$4,990	$5,171
Funds Sold	97,000	50,000	328,000
Investment Securities
Trading	158,469	—	—
Available-for-Sale
Held in Portfolio	1,672,893	1,846,742	2,268,644
Pledged as Collateral	765,639	751,135	280,560
Held-to-Maturity (Fair Value of $340,636; $360,719; and $417,938)	349,663	371,344	433,021
Loans Held for Sale	19,238	11,942	22,754
Loans and Leases	6,507,152	6,623,167	6,246,125
Allowance for Loan and Lease Losses	(90,998)	(90,998)	(91,064)
Net Loans and Leases	6,416,154	6,532,169	6,155,061
Total Earning Assets	9,484,650	9,568,322	9,493,211
Cash and Noninterest-Bearing Deposits	365,517	398,342	422,436
Premises and Equipment	123,309	125,925	143,392
Customers’ Acceptances	839	1,230	729
Accrued Interest Receivable	49,477	49,284	44,149
Foreclosed Real Estate	462	407	358
Mortgage Servicing Rights	27,005	19,437	18,468
Goodwill	34,959	34,959	34,959
Other Assets	405,739	373,909	370,347
Total Assets	$10,491,957	$10,571,815	$10,528,049
Liabilities
Deposits
Noninterest-Bearing Demand	$1,973,631	$1,993,794	$2,377,355
Interest-Bearing Demand	1,618,615	1,642,375	1,674,294
Savings	2,648,495	2,690,846	2,716,572
Time	1,712,196	1,696,379	1,378,880
Total Deposits	7,952,937	8,023,394	8,147,101
Funds Purchased	72,400	60,140	55,930
Short-Term Borrowings	3,462	11,058	2,025
Securities Sold Under Agreements to Repurchase	1,050,393	1,047,824	957,166
Long-Term Debt	260,308	260,288	242,730
Banker’s Acceptances	839	1,230	729
Retirement Benefits Payable	48,363	48,309	71,708
Accrued Interest Payable	17,893	22,718	11,882
Taxes Payable and Deferred Taxes	293,326	277,202	273,088
Other Liabilities	81,005	100,232	84,612
Total Liabilities	9,780,926	9,852,395	9,846,971
Shareholders’ Equity
Common Stock ($.01 par value; authorized 500,000,000 shares; issued / outstanding: March 2007 - 56,930,753 / 49,638,731; December 2006 - 56,848,609 / 49,777,654; and March 2006 - 56,858,558 / 50,970,829)	566	566	566
Capital Surplus	478,123	475,178	467,678
Accumulated Other Comprehensive Loss	(27,356)	(39,084)	(65,668)
Retained Earnings	620,034	630,660	565,702
Treasury Stock, at Cost (Shares: March 2007 - 7,292,022; December 2006 - 7,070,955; and March 2006 - 5,887,729)	(360,336)	(347,900)	(287,200)
Total Shareholders’ Equity	711,031	719,420	681,078
Total Liabilities and Shareholders’ Equity	$10,491,957	$10,571,815	$10,528,049

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Shareholders’ Equity (Unaudited)	Table 4

				Accum.
				Other
				Compre-		Deferred		Compre-
		Common	Capital	hensive	Retained	Stock	Treasury	hensive
(dollars in thousands)	Total	Stock	Surplus	Loss	Earnings	Grants	Stock	Income
Balance at December 31, 2006	$719,420	$566	$475,178	$(39,084)	$630,660	$—	$(347,900)
Cumulative-Effect Adjustment of a Change in Accounting Principle, Net of Tax:
SFAS No. 156, “Accounting for Servicing of Financial Assets, an amendment of FASB Statement No. 140”	5,126	—	—	5,279	(153)	—	—
FSP No. 13-2, “Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction”	(27,106)	—	—	—	(27,106)	—	—
FIN No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109”	(7,247)	—	—	—	(7,247)	—	—
Comprehensive Income:
Net Income	47,335	—	—	—	47,335	—	—	$47,335
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities Available-for-Sale	6,241	—	—	6,241	—	—	—	6,241
Amortization of Prior Service Credit and Net Actuarial Loss	208	—	—	208	—	—	—	208
Total Comprehensive Income								$53,784
Common Stock Issued under Share-Based Compensation Plans and Related Tax Benefits (255,918 shares)	8,160	—	2,945	—	(3,044)	—	8,259
Common Stock Repurchased (394,247 shares)	(20,695)	—	—	—	—	—	(20,695)
Cash Dividends Paid	(20,411)	—	—	—	(20,411)	—	—
Balance at March 31, 2007	$711,031	$566	$478,123	$(27,356)	$620,034	$—	$(360,336)

Balance at December 31, 2005	$693,352	$565	$473,338	$(47,818)	$546,591	$(11,080)	$(268,244)
Comprehensive Income:
Net Income	45,350	—	—	—	45,350	—	—	$45,350
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities Available-for-Sale	(17,850)	—	—	(17,850)	—	—	—	(17,850)
Total Comprehensive Income								$27,500
Common Stock Issued under Share-Based Compensation Plans and Related Tax Benefits (393,036 shares)	16,014	1	(5,660)	—	(7,299)	11,080	17,892
Common Stock Repurchased (697,974 shares)	(36,848)	—	—	—	—	—	(36,848)
Cash Dividends Paid	(18,940)	—	—	—	(18,940)	—	—
Balance at March 31, 2006	$681,078	$566	$467,678	$(65,668)	$565,702	$—	$(287,200)

Bank of Hawaii Corporation and Subsidiaries
Consolidated Average Balances and Interest Rates - Taxable Equivalent Basis (Unaudited)	Table 5

	Three Months Ended			Three Months Ended			Three Months Ended
	March 31, 2007			December 31, 2006 (1)			March 31, 2006 (1)
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$4.7	$0.1	4.99%	$5.7	$0.1	4.42%	$5.3	$—	3.30%
Funds Sold	81.2	1.1	5.28	30.5	0.4	5.28	11.0	0.1	4.61
Investment Securities
Trading	161.9	1.6	4.00	—	—	—	—	—	—
Available-for-Sale	2,453.2	31.2	5.08	2,657.8	33.0	4.97	2,589.4	31.0	4.79
Held-to-Maturity	361.0	4.0	4.49	384.7	4.3	4.45	443.7	4.8	4.29
Loans Held for Sale	7.3	0.1	6.17	10.0	0.2	6.79	12.0	0.2	6.04
Loans and Leases (2)
Commercial and Industrial	1,076.0	19.8	7.45	1,025.8	19.6	7.59	932.3	16.2	7.05
Construction	245.7	4.8	7.97	236.4	4.9	8.24	142.6	2.8	8.03
Commercial Mortgage	616.5	10.3	6.78	608.9	10.7	6.97	571.9	9.2	6.50
Residential Mortgage	2,496.3	38.2	6.12	2,474.6	37.6	6.08	2,422.5	35.4	5.85
Other Revolving Credit and Installment	702.5	15.9	9.19	697.3	16.1	9.18	725.7	15.9	8.89
Home Equity	942.2	17.7	7.62	943.8	18.2	7.66	894.2	15.5	7.00
Lease Financing	482.6	3.5	2.90	515.1	4.3	3.31	492.5	4.2	3.42
Total Loans and Leases	6,561.8	110.2	6.77	6,501.9	111.4	6.82	6,181.7	99.2	6.47
Other	79.4	0.3	1.68	79.4	0.3	1.68	79.4	0.3	1.37
Total Earning Assets (3)	9,710.5	148.6	6.16	9,670.0	149.7	6.17	9,322.5	135.6	5.85
Cash and Noninterest-Bearing Deposits	310.5			272.9			331.8
Other Assets	460.7			448.5			437.4
Total Assets	$10,481.7			$10,391.4			$10,091.7

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$1,602.4	4.3	1.08	$1,577.6	4.2	1.06	$1,654.7	3.3	0.82
Savings	2,640.0	12.5	1.91	2,626.4	11.1	1.68	2,756.2	7.2	1.06
Time	1,732.1	16.6	3.90	1,650.0	15.6	3.74	1,309.7	9.1	2.82
Total Interest-Bearing Deposits	5,974.5	33.4	2.27	5,854.0	30.9	2.10	5,720.6	19.6	1.39
Short-Term Borrowings	79.7	1.0	5.14	135.0	1.8	5.28	178.0	2.0	4.44
Securities Sold Under Agreements to Repurchase	1,069.7	11.9	4.47	1,091.6	12.5	4.52	772.0	7.9	4.13
Long-Term Debt	260.3	3.9	6.12	264.7	4.1	6.15	242.7	3.7	6.16
Total Interest-Bearing Liabilities	7,384.2	50.2	2.75	7,345.3	49.3	2.66	6,913.3	33.2	1.94
Net Interest Income		$98.4			$100.4			$102.4
Interest Rate Spread			3.41%			3.51%			3.91%
Net Interest Margin			4.07%			4.15%			4.41%
Noninterest-Bearing Demand Deposits	1,947.0			1,867.6			2,022.0
Other Liabilities	439.4			471.4			452.5
Shareholders’ Equity	711.1			707.1			703.9
Total Liabilities and Shareholders’ Equity	$10,481.7			$10,391.4			$10,091.7

(1)	Certain prior period information has been reclassified to conform to current presentation.

(2)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.

(3)	Interest income includes taxable-equivalent basis adjustment based upon a federal statutory tax rate of 35%.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable Equivalent Basis (Unaudited)	Table 6a

	Three Months Ended March 31, 2007 compared to December 31, 2006
(dollars in millions)	Volume (1)	Rate (1)	Time (1)	Total
Change in Interest Income:
Funds Sold	$0.7	$—	$—	$0.7
Investment Securities
Trading	1.6	—	—	1.6
Available-for-Sale	(2.5)	0.7	—	(1.8)
Held-to-Maturity	(0.3)	—	—	(0.3)
Loans Held for Sale	(0.1)	—	—	(0.1)
Loans and Leases
Commercial and Industrial	0.9	(0.3)	(0.4)	0.2
Construction	0.2	(0.2)	(0.1)	(0.1)
Commercial Mortgage	0.1	(0.3)	(0.2)	(0.4)
Residential Mortgage	0.4	0.2	—	0.6
Other Revolving Credit and Installment	0.1	0.1	(0.4)	(0.2)
Home Equity	—	(0.1)	(0.4)	(0.5)
Lease Financing	(0.3)	(0.5)	—	(0.8)
Total Loans and Leases	1.4	(1.1)	(1.5)	(1.2)
Total Change in Interest Income	0.8	(0.4)	(1.5)	(1.1)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	0.1	0.1	(0.1)	0.1
Savings	0.1	1.5	(0.2)	1.4
Time	0.8	0.6	(0.4)	1.0
Total Interest-Bearing Deposits	1.0	2.2	(0.7)	2.5
Short-Term Borrowings	(0.7)	(0.1)	—	(0.8)
Securities Sold Under Agreements to Repurchase	(0.2)	(0.1)	(0.3)	(0.6)
Long-Term Debt	(0.2)	—	—	(0.2)
Total Change in Interest Expense	(0.1)	2.0	(1.0)	0.9

Change in Net Interest Income	$0.9	$(2.4)	$(0.5)	$(2.0)

(1)	The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume, rate, and time for that category.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable Equivalent Basis (Unaudited)	Table 6b

	Three Months Ended March 31, 2007 compared to March 31, 2006
(dollars in millions)	Volume (1)	Rate (1)	Total
Change in Interest Income:
Interest-Bearing Deposits	$—	$0.1	$0.1
Funds Sold	0.9	0.1	1.0
Investment Securities
Trading	1.6	—	1.6
Available-for-Sale	(1.6)	1.8	0.2
Held-to-Maturity	(1.0)	0.2	(0.8)
Loans Held for Sale	(0.1)	—	(0.1)
Loans and Leases
Commercial and Industrial	2.6	1.0	3.6
Construction	2.0	—	2.0
Commercial Mortgage	0.7	0.4	1.1
Residential Mortgage	1.2	1.6	2.8
Other Revolving Credit and Installment	(0.5)	0.5	—
Home Equity	0.9	1.3	2.2
Lease Financing	(0.1)	(0.6)	(0.7)
Total Loans and Leases	6.8	4.2	11.0
Total Change in Interest Income	6.6	6.4	13.0

Change in Interest Expense:
Interest-Bearing Deposits
Demand	(0.1)	1.1	1.0
Savings	(0.3)	5.6	5.3
Time	3.4	4.1	7.5
Total Interest-Bearing Deposits	3.0	10.8	13.8
Short-Term Borrowings	(1.2)	0.2	(1.0)
Securities Sold Under Agreements to Repurchase	3.3	0.7	4.0
Long-Term Debt	0.3	(0.1)	0.2
Total Change in Interest Expense	5.4	11.6	17.0

Change in Net Interest Income	$1.2	$(5.2)	$(4.0)

(1)	The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume and rate for that category.

Bank of Hawaii Corporation and Subsidiaries
Salaries and Benefits (Unaudited)	Table 7

	Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands)	2007	2006	2006
Salaries	$28,124	$27,923	$26,724
Incentive Compensation	3,619	5,288	4,321
Share-Based Compensation	1,227	999	1,481
Commission Expense	1,993	1,692	1,922
Retirement and Other Benefits	3,769	2,690	5,235
Payroll Taxes	3,522	1,992	3,385
Medical, Dental, and Life Insurance	2,238	1,934	2,161
Separation Expense	914	209	557
Total Salaries and Benefits	$45,406	$42,727	$45,786

Bank of Hawaii Corporation and Subsidiaries
Loan and Lease Portfolio Balances (Unaudited)	Table 8

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands)	2007	2006	2006	2006 (1)	2006 (1)
Commercial
Commercial and Industrial	$1,042,174	$1,093,392	$994,531	$1,008,618	$957,893
Commercial Mortgage	611,784	611,334	635,552	619,839	591,770
Construction	245,951	249,263	238,995	212,490	154,737
Lease Financing	460,837	508,997	489,183	475,549	467,688
Total Commercial	2,360,746	2,462,986	2,358,261	2,316,496	2,172,088
Consumer
Residential Mortgage	2,495,141	2,493,110	2,464,240	2,457,867	2,428,733
Home Equity	938,135	944,873	942,743	929,386	901,459
Other Revolving Credit and Installment	693,132	700,896	701,759	714,617	719,553
Lease Financing	19,998	21,302	22,054	23,259	24,292
Total Consumer	4,146,406	4,160,181	4,130,796	4,125,129	4,074,037
Total Loans and Leases	$6,507,152	$6,623,167	$6,489,057	$6,441,625	$6,246,125

Air Transportation Credit Exposure (2) (Unaudited)

	March 31, 2007			Dec. 31, 2006	Mar. 31, 2006
		Unused	Total	Total	Total
(dollars in thousands)	Outstanding	Commitments	Exposure	Exposure	Exposure
Passenger Carriers Based In the United States	$65,731	$—	$65,731	$68,035	$68,609
Passenger Carriers Based Outside the United States	19,326	—	19,326	19,406	20,613
Cargo Carriers	13,254	—	13,254	13,240	13,240
Total Air Transportation Credit Exposure	$98,311	$—	$98,311	$100,681	$102,462

(1) Certain prior period information has been reclassified to conform to current presentation.

(2) Exposure includes loans, leveraged leases and operating leases.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More (Unaudited)	Table 9

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands)	2007	2006	2006	2006	2006
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$273	$769	$400	$227	$236
Commercial Mortgage	38	40	44	48	52
Lease Financing	—	31	—	—	—
Total Commercial	311	840	444	275	288
Consumer
Residential Mortgage	4,345	4,914	4,253	4,628	4,922
Home Equity	476	164	254	204	38
Other Revolving Credit and Installment	242	—	—	—	—
Total Consumer	5,063	5,078	4,507	4,832	4,960
Total Non-Accrual Loans and Leases	5,374	5,918	4,951	5,107	5,248
Foreclosed Real Estate	462	407	409	188	358
Other Investments	—	82	82	82	300
Total Non-Performing Assets	$5,836	$6,407	$5,442	$5,377	$5,906

Accruing Loans and Leases Past Due 90 Days or More
Commercial
Lease Financing	$4	$—	$—	$—	$—
Consumer
Residential Mortgage	706	519	882	1,157	464
Home Equity	219	331	62	86	85
Other Revolving Credit and Installment	1,441	1,954	2,044	1,561	1,390
Lease Financing	10	10	—	—	18
Total Consumer	2,376	2,814	2,988	2,804	1,957
Total Accruing Loans and Leases Past Due 90 Days or More	$2,380	$2,814	$2,988	$2,804	$1,957

Total Loans and Leases	$6,507,152	$6,623,167	$6,489,057	$6,441,625	$6,246,125

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.08%	0.09%	0.08%	0.08%	0.08%

Ratio of Non-Performing Assets to Total Loans and Leases, Foreclosed Real Estate and Other Investments	0.09%	0.10%	0.08%	0.08%	0.09%

Ratio of Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More to Total Loans and Leases	0.13%	0.14%	0.13%	0.13%	0.13%

Quarter to Quarter Changes in Non-Performing Assets
Balance at Beginning of Quarter	$6,407	$5,442	$5,377	$5,906	$6,478
Additions	1,548	2,427	1,507	1,509	907
Reductions
Payments	(1,150)	(255)	(848)	(1,347)	(445)
Return to Accrual	(435)	(897)	(382)	(260)	(985)
Sales of Foreclosed Assets	(56)	(112)	(20)	(99)	—
Charge-offs/Write-downs	(478)	(198)	(192)	(332)	(49)
Total Reductions	(2,119)	(1,462)	(1,442)	(2,038)	(1,479)
Balance at End of Quarter	$5,836	$6,407	$5,442	$5,377	$5,906

Bank of Hawaii Corporation and Subsidiaries
Consolidated Reserve for Credit Losses (Unaudited)	Table 10

	Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands)	2007	2006	2006 (1)
Balance at Beginning of Period	$96,167	$96,167	$96,167
Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(805)	(720)	(382)
Lease Financing	(22)	—	—
Consumer
Residential Mortgage	—	(93)	(10)
Home Equity	(102)	(195)	(141)
Other Revolving Credit and Installment	(5,714)	(4,756)	(4,254)
Lease Financing	—	(30)	(12)
Total Loans and Leases Charged-Off	(6,643)	(5,794)	(4,799)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	277	1,445	295
Commercial Mortgage	85	—	89
Lease Financing	2,081	2	—
Consumer
Residential Mortgage	135	—	122
Home Equity	65	1	61
Other Revolving Credit and Installment	1,365	1,191	1,462
Lease Financing	4	12	9
Total Recoveries on Loans and Leases Previously Charged-Off	4,012	2,651	2,038
Net Loan and Lease Charge-Offs	(2,631)	(3,143)	(2,761)
Provision for Credit Losses	2,631	3,143	2,761
Balance at End of Period (2)	$96,167	$96,167	$96,167

Components
Allowance for Loan and Lease Losses	$90,998	$90,998	$91,064
Reserve for Unfunded Commitments	5,169	5,169	5,103
Total Reserve for Credit Losses	$96,167	$96,167	$96,167

Average Loans and Leases Outstanding	$6,561,848	$6,501,868	$6,181,732

Ratio of Net Loan and Lease Charge-Offs to
Average Loans and Leases Outstanding (annualized)	0.16%	0.19%	0.18%
Ratio of Allowance for Loans and Lease Losses to Loans and Leases Outstanding	1.40%	1.37%	1.46%

(1)	Certain prior period information has been reclassified to conform to current presentation.

(2)

Included in this analysis is activity related to the Company’s reserve for unfunded commitments, which is separately recorded in other liabilities in the Consolidated Statements of Condition (Unaudited).

Bank of Hawaii Corporation and Subsidiaries
Business Segment Selected Financial Information (Unaudited)	Table 11

	Retail	Commercial	Investment		Consolidated
(dollars in thousands)	Banking	Banking	Services	Treasury	Total

Three Months Ended March 31, 2007
Net Interest Income	$58,870	$33,787	$4,440	$1,040	$98,137
Provision for Credit Losses	3,332	(689)	—	(12)	2,631
Net Interest Income After Provision for Credit Losses	55,538	34,476	4,440	1,052	95,506
Noninterest Income	26,690	11,640	19,402	3,228	60,960
Noninterest Expense	(42,958)	(20,545)	(16,434)	(2,186)	(82,123)
Income Before Provision for Income Taxes	39,270	25,571	7,408	2,094	74,343
Provision for Income Taxes	(14,530)	(9,209)	(2,741)	(528)	(27,008)
Allocated Net Income	24,740	16,362	4,667	1,566	47,335
Allowance Funding Value	(208)	(695)	(10)	913	—
Provision for Credit Losses	3,332	(689)	—	(12)	2,631
Economic Provision	(2,958)	(2,186)	(81)	—	(5,225)
Tax Effect of Adjustments	(61)	1,320	34	(333)	960
Income Before Capital Charge	24,845	14,112	4,610	2,134	45,701
Capital Charge	(5,450)	(4,067)	(1,579)	(8,459)	(19,555)
Net Income (Loss) After Capital Charge (NIACC)	$19,395	$10,045	$3,031	$(6,325)	$26,146

RAROC (ROE for the Company)	51%	39%	33%	6%	27%

Total Assets at March 31, 2007	$3,947,884	$2,676,379	$224,734	$3,642,960	$10,491,957

	Retail	Commercial	Investment		Consolidated
(dollars in thousands)	Banking	Banking	Services	Treasury	Total
Three Months Ended March 31, 2006
Net Interest Income	$57,690	$33,742	$4,405	$6,365	$102,202
Provision for Credit Losses	2,494	421	—	(154)	2,761
Net Interest Income After Provision for Credit Losses	55,196	33,321	4,405	6,519	99,441
Noninterest Income	24,115	8,408	17,746	2,303	52,572
Noninterest Expense	(41,960)	(20,104)	(16,942)	(1,812)	(80,818)
Income Before Provision for Income Taxes	37,351	21,625	5,209	7,010	71,195
Provision for Income Taxes	(13,819)	(7,948)	(1,927)	(2,151)	(25,845)
Allocated Net Income	23,532	13,677	3,282	4,859	45,350
Allowance Funding Value	(189)	(546)	(8)	743	—
Provision for Credit Losses	2,494	421	—	(154)	2,761
Economic Provision	(3,160)	(2,282)	(103)	—	(5,545)
Tax Effect of Adjustments	316	891	41	(218)	1,030
Income Before Capital Charge	22,993	12,161	3,212	5,230	43,596
Capital Charge	(5,457)	(4,305)	(1,628)	(7,977)	(19,367)
Net Income (Loss) After Capital Charge (NIACC)	$17,536	$7,856	$1,584	$(2,747)	$24,229

RAROC (ROE for the Company)	47%	31%	22%	17%	26%

Total Assets at March 31, 2006	$3,879,333	$2,527,387	$200,199	$3,921,130	$10,528,049

Bank of Hawaii Corporation and Subsidiaries
Quarterly Summary of Selected Consolidated Financial Data (Unaudited)	Table 12

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands, except per share amounts)	2007	2006	2006 (1)	2006 (1)	2006
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$110,298	$111,649	$110,065	$104,388	$99,371
Income on Investment Securities
Trading	1,618	—	—	—	—
Available-for-Sale	30,961	32,807	31,949	31,226	30,835
Held-to-Maturity	4,052	4,282	4,558	4,658	4,757
Deposits	58	63	50	55	43
Funds Sold	1,058	406	66	170	125
Other	333	333	272	272	272
Total Interest Income	148,378	149,540	146,960	140,769	135,403
Interest Expense
Deposits	33,375	30,924	28,464	24,656	19,633
Securities Sold Under Agreements to Repurchase	11,886	12,538	11,959	9,802	7,890
Funds Purchased	923	1,689	2,270	2,652	1,893
Short-Term Borrowings	87	106	82	73	57
Long-Term Debt	3,970	4,078	3,835	3,730	3,728
Total Interest Expense	50,241	49,335	46,610	40,913	33,201
Net Interest Income	98,137	100,205	100,350	99,856	102,202
Provision for Credit Losses	2,631	3,143	2,785	2,069	2,761
Net Interest Income After Provision for Credit Losses	95,506	97,062	97,565	97,787	99,441
Noninterest Income
Trust and Asset Management	15,833	14,949	14,406	14,537	14,848
Mortgage Banking	3,371	2,612	2,394	2,569	2,987
Service Charges on Deposit Accounts	10,967	11,206	10,723	9,695	10,132
Fees, Exchange, and Other Service Charges	16,061	15,775	16,266	15,633	14,767
Investment Securities Gains, Net	16	153	19	—	—
Insurance	6,215	3,965	6,713	4,691	5,019
Other	8,497	4,856	6,366	6,076	4,819
Total Noninterest Income	60,960	53,516	56,887	53,201	52,572
Noninterest Expense
Salaries and Benefits	45,406	42,727	43,133	44,811	45,786
Net Occupancy	9,811	9,959	9,998	9,376	9,643
Net Equipment	4,787	5,012	5,285	4,802	5,028
Professional Fees	2,543	1,189	2,638	2,589	438
Other	19,576	22,710	18,751	17,164	19,923
Total Noninterest Expense	82,123	81,597	79,805	78,742	80,818
Income Before Provision for Income Taxes	74,343	68,981	74,647	72,246	71,195
Provision for Income Taxes	27,008	18,068	27,727	35,070	25,845
Net Income	$47,335	$50,913	$46,920	$37,176	$45,350

Basic Earnings Per Share	$0.96	$1.03	$0.94	$0.74	$0.89
Diluted Earnings Per Share	$0.94	$1.01	$0.92	$0.72	$0.87

Balance Sheet Totals
Total Assets	$10,491,957	$10,571,815	$10,371,215	$10,325,190	$10,528,049
Net Loans and Leases	6,416,154	6,532,169	6,398,262	6,350,590	6,155,061
Total Deposits	7,952,937	8,023,394	7,687,123	7,766,033	8,147,101
Total Shareholders’ Equity	711,031	719,420	683,472	666,728	681,078

Performance Ratios
Net Income to Average Total Assets	1.83%	1.94%	1.81%	1.47%	1.82%
Net Income to Average Shareholders’ Equity	27.00	28.56	27.09	21.70	26.13
Net Interest Margin (2)	4.07	4.15	4.20	4.25	4.41
Efficiency Ratio (3)	51.62	53.08	50.75	51.45	52.22

(1)	Third quarter 2006 basic and diluted EPS was corrected from $0.95 and $0.93, respectively, and second quarter 2006 diluted EPS was corrected from $0.73.

(2)	The net interest margin is defined as net interest income, on a fully-taxable equivalent basis, as a percentage of average earning assets.

(3)	The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).